1 Fourth Quarter 2022 Corporate Update March 16, 2023 Exhibit 99.2

2 Forward-Looking Statements Certain statements in this Presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements about the financial condition, results of operations, earnings outlook and prospects of PureCycle Technologies, Inc. (“PCT”). Forward-looking statements generally relate to future events or our future financial or operating performance and may refer to projections and forecasts. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of PCT and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this presentation. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section of PCT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 entitled “Risk Factors,” those discussed and identified in public filings made with the U.S. Securities and Exchange Commission (the “SEC”) by PCT and the following: PCT’s ability to obtain funding for its operations and future growth and to continue as a going concern; PCT's ability to meet, and to continue to meet, applicable regulatory requirements for the use of PCT's UPR resin in food grade applications (both in the United States and Europe); PCT's ability to comply on an ongoing basis with the numerous regulatory requirements applicable to the UPR resin and PCT's facilities (both in the United States and Europe); expectations and changes regarding PCT's strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and PCT's ability to invest in growth initiatives; PCT's ability to scale and build the Ironton facility in a timely and cost-effective manner; PCT's ability to complete the necessary funding with respect to, and complete the construction of the Augusta facility, its first U.S. multi-line facility located in Augusta, Georgia, in a timely and cost-effective manner; PCT's ability to sort and process polypropylene plastic waste at its plastic waste prep ("Feed PreP") facilities; PCT's ability to maintain exclusivity under the Procter & Gamble Company license; the implementation, market acceptance and success of PCT's business model and growth strategy; the success or profitability of PCT's offtake arrangements; the ability to source feedstock with a high polypropylene content at a reasonable cost; PCT's future capital requirements and sources and uses of cash; developments and projections relating to PCT's competitors and industry; the outcome of any legal or regulatory proceedings to which PCT is, or may become a party, including the securities class action case; geopolitical risk and changes in applicable laws or regulations; the possibility that PCT may be adversely affected by other economic, business, and/or competitive factors, including rising interest rates; turnover or increases in employees and employee-related costs; changes in the prices and availability of labor (including labor shortages), transportation and materials, including significant inflation, supply chain conditions and its related impact on energy and raw materials, and PCT's ability to obtain them in a timely and cost-effective manner; any business disruptions due to political or economic instability, pandemics, armed hostilities (including the ongoing conflict between Russia and Ukraine); the potential impact of climate change on PCT, including physical and transition risks, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms; operational risk; and the risk that the COVID-19 pandemic, including any new and emerging variants and the efficacy and distribution of vaccines, may have an adverse effect on PCT's business operations, as well as PCT's financial condition and results of operations. Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of PCT prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. All subsequent written and oral forward-looking statements or other matters attributable to PCT or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Presentation. Except to the extent required by applicable law or regulation, PCT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Presentation or to reflect the occurrence of unanticipated events.

3 4Q Update: Ironton and Future Growth IRONTON GROWTH FINANCE • Executed limited waiver with bondholders that adjusts milestone dates for the commissioning of the Ironton project • Ironton is nearly mechanically complete, remainder of installation activities expected to be completed in April • Expecting first pellets in April • Selected Formerra for US Ultra Pure PP Distribution Services for US operations • Amended agreement with AEDA to extend Augusta's initial project funding deadline to June 30, 2023 • Selected to develop 1st European purification facility at the Port of Antwerp-Burges in Belgium • Signed an HOA with Mitsui that outlines the terms of our expected JVA. Short-list of sites being evaluated in Japan • Finalizing JV development budget, feedstock design, and financing strategy for the Ulsan, South Korea facility with SK geo centric • Closed $150M revolving line of credit designed to have the availability of working capital to the company to fund current operations and committed growth initiatives • Active dialogue related to other forms of pre-Ironton capital raising activity • Expect to launch long term Augusta project financing process after Ironton is operational Overview Ironton Growth Finance

4 Ironton Nearing Purification Operations

5 Ironton Startup Timeline 1. When PCT expects to complete the milestone (extra time to complete Bondholder Limited Waiver milestone date provides sufficient time for final resolution of issues and for completion of independent engineer reports) 2. Bondholder milestone requirements 3. Financing requirements listed on “Bondholder Limited Waiver Financial Terms” slide Mar Apr May Jun Jul Aug Sept Oct Nov Dec Jan Mechanical Completion PIR Production 50% Operating Capacity Performance Test Completion Formal Project Completion 100% Operating Capacity Overview Ironton Growth Finance

6 Ironton Commissioning Has Begun Control Room, Central Utilities, Feed & Offtake Silos, Solvent Mgmt, Rail Ops Mechanically complete, I&E checks are in process, and turning over to operations Feed PreP In operation Purification & Extruders Mechanically complete, System Pressure testing in progress Final extruder commissioning should complete by mid-April Co-Product Systems Will be mechanically complete by 1H April Not required for Solvent circulation Commissioning Schedule Introduce Solvent Introduce PIR Introduce PCR Ramp to 100% Overview Ironton Growth Finance

We Continue to Prove UPR's Special Product Attributes

PROCESSABILITY

Melt Flow Rate Modifier Test

Successfully increased the MFR of our resin from 15 to 100

Resin grade flexibility w/o Feedstock constraints

ODOR

Total Volatile Organic Compounds (TVOC) Study

Reduced TVOC by ~85% of PCR feedstock
TVOC results was ~60% better than virgin PP

Virgin PP replacement for low Odor Applications



STRENGTH

Physical Property Modification Test

Doubled our impact resistance and increased our stiffness and clarity

Resin grade opportunities w/o Feedstock constraints

COLOR

Polymer Colorability Study (Virgin PP/RPP/UPR)

PureCycle UPR has the same colorability as Virgin and greatly exceeds other RPP materials

Enormous flexibility with color matching capability to virgin PP

PURECYCLE

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8 PCT Continues to Expand Globally Port of Antwerp - Belgium Phase 1 investment for the first purification line (up to 4) - Targeting circular project grants/incentives for funding - Oversubscribed on Feedstock LOIs (>125%) - Nearly Sold Out on Offtake LOIs (>75%) - Letters of support from authorities, major banks, potential lenders, vendors and associations South Korea Joint Venture teams progressed discussions in key areas of engineering, operations, and financing Japan Signed an HOA with Mitsui and narrowing site selection to a few sites near high density population areas that enable multiple purification lines Overview Ironton Growth Finance Port of Antwerp * All global expansion contingent on securing financing

9 4Q Liquidity and Changes from Prior Quarter - Actual (IN MILLIONS) Sept 30, 2022 Dec 31, 2022 change Cash and Cash Equivalents $56.5 $63.9 $7.4 Debt Securities Available for Sale 158.5 98.6 (59.9) Total Unrestricted $215.0 $162.5 $(52.5) Restricted Cash Plant 1 project fund (Ironton, OH) $11.0 $13.2 $2.2 Augusta Construction Escrow 68.4 39.4 (29.0) Letter of Credit for Ironton, OH utilities 2.1 - (2.1) Other corporate requirements 1.5 1.3 (0.2) Reserve Requirements per Revenue Bonds General Liquidity Reserve 50.2 50.5 0.3 Capitalized Interest and Debt Reserves 46.7 38.0 (8.7) Other Required Reserves 21.2 21.2 - Total Restricted $201.1 $163.6 $(37.5) Total Available $416.1 $326.1 $(90.0) Summary of Liquidity Changes • Unrestricted Cash • $39.0M additional Ironton investment • $11.5M for Augusta purification and PreP investments • $7.2M payroll and benefits • $6.6M general corporate • $(11.8M) released from Augusta escrow • $9.1M Ironton interest paid • $17.2M Augusta pre- engineering and long-lead investments Overview Ironton Global Finance

10 Bondholder Limited Waiver Financial Terms Limited Waiver provides a mutually satisfactory agreement for PCT and the bondholders PCT will: • Send $50 million of unrestricted cash to a newly established restricted Trustee account • $100 million cash maintenance covenant is maintained, but all is now restricted on PCT balance sheet • Send $25.3 million to the Equity Account of the Project Fund • Cash to be used for project construction costs • Send $12.3 million to the Capitalized Interest and Debt Reserve Account • Extends interest and debt reserve through June 30, 2024 • Close at least $150 million of financing for working capital purposes • On March 15, PCT Inc. closed a $150 million Revolving Line of Credit with Sylebra Capital Bondholders will: • Release $13.2 million of restricted cash from the Project Fund Overview Ironton Global Finance

11 ProForma 4Q Liquidity with Limited Waiver Adjustments (IN MILLIONS) Actual Dec 31, 2022 Proforma Dec 31, 2022 change Cash and Cash Equivalents $63.9 $13.2 $(50.7) Debt Securities Available for Sale 98.6 74.9 (23.7) Total Unrestricted $162.5 $88.1 $(74.4) Restricted Cash Plant 1 project fund (Ironton, OH) $13.2 $25.3 $12.1 Augusta Construction Escrow 39.4 39.4 - Letter of Credit for Ironton, OH utilities - - - Other corporate requirements 1.3 1.3 - Reserve Requirements per Revenue Bonds General Liquidity Reserve 50.5 100.5 50.0 Capitalized Interest and Debt Reserves 38.0 50.3 12.3 Other Required Reserves 21.2 21.2 - Total Restricted $163.6 $238.0 $74.4 Total Available $326.1 $326.1 - Overview Ironton Global Finance Summary of Limited Waiver Adjustments • Unrestricted Restricted • $50.0M transferred to General Liquidity Reserve • $25.3M transferred to the Plant 1 Project Fund • $12.3M transferred to the Capitalized Interest and Debt Reserves • Restricted Unrestricted • $13.2M transferred to Unrestricted from Project Fund

12 Ironton Economics Early-Stage Ramp vs. Long-term View Key near-term focus for Ironton Goal 1: Safely startup plant and establish reliable operations Goal 2: Scale technology & produce high volumes of clear pellets Goal 3: Accept higher costs early stage to ensure Goals #1 and #2 but work to reduce those costs to be best-in-class operator Long Term focus for Ironton: - Optimize the facility for variable cost reductions; current projections are conservative - Optimize feedstock purchasing and co-product pricing for both PreP and Purification operations - Eliminate the short-term fixed cost increases associated with early-stage operations Overview Ironton Global Finance MM$ cpp MM$ cpp Revenue 11.4 1.28 9.8 1.10 COGS 5.8 0.65 3.57 0.40 Feedstock 1.2 0.13 1.2 0.13 Variable 2.1 0.24 1.47 0.16 Direct Fixed 0.9 0.10 0.9 0.10 Offtake Breakdown 1.6 0.18 0 0.00 Gross Margin 5.6 0.63 6.23 0.70 Gross Margin % 49.1% 63.6% Other Costs 1.6 0.18 0.85 0.10 Indirect Labor 0.85 0.10 0.85 0.10 Early Stage Support 0.75 0.08 0 0.00 EBITDA (w/o OH) 4.0 0.45 5.4 0.60 EBITDA % (w/o OH) 35.1% 54.9% Corporate OH 1.2 0.4 EBITDA (w/OH) 2.8 0.31 5.0 0.56 EBITDA % (w/ OH) 24.6% 50.8% Base Case (Ironton Budget, Dec-23) PP@~70cpp #5@10cpp Long-term Ironton View PP@~70cpp #5@10cpp

PureCycle Q4 Highlights

1 **Successfully closed** a mutually agreeable limited waiver with the Ironton Bondholders

2 **Selected Formerra** for US Ultra Pure PP Distribution Services for US operations

3 Ironton is **nearly Mechanically Complete**, remaining processes currently expected to be completed and started up in April

4 Currently expect **Commercial UPR Resin Production** in April

5 **Strengthened Balance Sheet** by closing $150M revolving line of credit and in active dialogue related to other forms of pre-Ironton capital

6 **Announced expansion in Europe** with site at the Port of Antwerp-Burges in Belgium

7 **HOA signed** with Mitsui and narrowing site selection to a few sites in Japan

PURECYCLE
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